UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2013 (January 17, 2013)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan.

At the Annual Meeting of Shareholders of The Scotts Miracle-Gro Company (the “Company”) held on January 17, 2013, the Company's shareholders approved an amendment and restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan (the “Plan”) to, among other things, increase the maximum number of common shares, without par value (“Common Shares”), available for grant to participants under the Plan by 3,600,000 Common Shares.

A summary of the Plan, as amended and restated effective January 17, 2013, is contained in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 7, 2012 in connection with the 2013 Annual Shareholders Meeting under the heading “Proposal Number 3-Approval of Amendment and Restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan” and is incorporated herein by reference.  The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On January 17, 2013, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) at The Berger Learning Center, located at 14111 Scottslawn Road, Marysville, Ohio 43041. At the close of business on November 21, 2012, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 61,366,518 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 57,943,766 Common Shares, or 94.68% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company's shareholders voted on the following matters:

Proposal 1 - Election of Directors.

Each of Adam Hanft, Stephen L. Johnson, Katherine Hagedorn Littlefield, and Michael E. Porter, Ph.D. was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2016. The results of the vote were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Adam Hanft	54,508,691	355,001	3,080,074

Stephen L. Johnson	50,901,521	3,962,171	3,080,074

Katherine Hagedorn Littlefield	53,862,898	1,000,794	3,080,074

Michael E. Porter, Ph.D.	50,173,712	4,689,980	3,080,074

Proposal 2 - Advisory Vote on the Compensation of the Company's Named Executive Officers (“Say-on-Pay”).

The compensation of the Company's named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,059,626	6,546,410	257,656	3,080,074

Proposal 3 - Amendment and Restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan.

As discussed in Item 5.02 above, the amendment and restatement of The Scotts Miracle-Gro Company Amended and Restated 2006 Long-Term Incentive Plan to, among other things, increase the maximum number of common shares available for grant to participants under the Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,585,627	4,142,767	135,298	3,080,074

Proposal 4 - Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2013.

The Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
56,283,072	1,517,690	143,004

Item 9.01.    Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 17, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: January 24, 2013	By: /s/ VINCENT C. BROCKMAN
Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 24, 2013
The Scotts Miracle-Gro Company

Exhibit No.	Description

10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective as of January 17, 2013)

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